VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 592 - 633

          VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 66 AND 91 - 106


                          SUPPLEMENT TO THE PROSPECTUS



         Notwithstanding anything to the contrary in the prospectus, the following amendments apply to this prospectus:

         Aggregated Purchases--The third sentence of the paragraph titled "Public Offering--General--Reducing Your Sales Charge--Large Quantity Purchases--Aggregated Purchases" in Prospectus Part II is replaced with the following:

         "The reduced sales charge levels will also be applicable to a trustee or other fiduciary purchasing Units for a single trust, estate (including multiple trusts created under a single estate) or fiduciary account."

         Letters of Intent--The first sentence under "Public
Offering--General--Reducing Your Sales Charge--Large Quantity Purchases--Letter of Intent" in Prospectus Part II is replaced with the following:

"For purposes of calculating the reduced sales charge for quantity purchases in the table above, purchasers who have entered into a letter of intent with the Sponsor prior to February 20, 2007 to purchase a specified amount of Units of Van Kampen Unit Trusts, Taxable Income Series or Van Kampen Unit Trusts, Municipal Series unit investment trusts during the initial offering period will be eligible to receive a reduced sales charge according to the quantity discount table above based on the amount of intended aggregate purchases as expressed in the letter of intent. New letters of intent are no longer being offered."

         Employees--All employee discounts set forth under "Public Offering--General--Reducing Your Sales Charge--Exchanges" in Prospectus Part II are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts set forth under "Public Offering--Reducing Your Sales Charge--Employees" in Prospectus Part II.

         Consecutive Series--The paragraph titled "Public
Offering--General--Reducing Your Sales Charge--Large Quantity
Purchases--Consecutive Series" in Prospectus Part II does not apply to the Trust.

         Exchanges--The second paragraph under "Public
Offering--General--Reducing Your Sales Charge--Exchanges" in Prospectus Part II does not apply to the Trust.



Supplement Dated: February 20, 2007